EXHIBIT 10.1
         CO-INVESTMENT AGREEMENT, dated as of July 28, 1998, among CAPITAL TRUST, a California business trust, VORNADO REALTY L.P., a Delaware limited partnership, EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, and GENERAL MOTORS INVESTMENT MANAGEMENT CORPORATION, a Delaware corporation, as agent for and for the benefit of the Pension Plans (as defined herein).

                              Preliminary Statement

         Capitalized terms used in this Agreement are defined in Section 1 hereof. The Company has requested that each of the Prospective Co-Investors purchase $50,000,000 in aggregate liquidation amount of Securities pursuant to the terms of the Securities Purchase Agreement. The Prospective Co-Investors are willing to do so provided that the Company agrees with the Prospective Co-Investors as provided herein. The Company is willing to agree with the Prospective Co-Investors as provided herein. Accordingly, the parties hereto agree as follows.

                                    Agreement

         Section 1. Definitions. The following terms have the indicated meanings when used herein.

                  a. "Advance Notice" shall mean one or more oral or written communications that provide notice to each of the Prospective Co- Investors of a potential Target Investment in advance of any formal offer to co-invest with a Term Sheet pursuant to Section 4 hereof. The Advance Notice shall contain as much information as practicable with regard to the nature and prospective terms and conditions of the co-investment and the Target Investment.

                  b. "Affiliate" shall have the same meaning as given to that term in Rule 405 under the Securities Act of 1933, as amended, or any successor rule thereunder.

                  c. "Agreement" shall mean this Co-Investment Agreement, as amended, modified, or restated from time to time.

                  d. "Blocked Party" shall have the meaning set forth in Section 5(c) hereof.

                  e. "Business Day" shall mean any day other than a Saturday, Sunday or any day on which banking institutions in New York, New York are permitted or required by applicable law to close.


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                  f.     "Change in Control" shall mean, with respect to any
                         person, (A) the acquisition after the date hereof by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act, as in effect on the date hereof) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date hereof) of (i) the power to elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors or trustees of such person, through beneficial ownership of the voting securities of the person or otherwise, or (ii) all or substantially all of the properties and assets of such person or (B) the merger or consolidation of such person with or into another person upon the consummation of which a majority of the board of directors or trustees of the successor shall not be comprised of individuals serving on the board of directors or trustees of such person immediately prior to consummation of the merger or consolidation.

                  g. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  h. "Co-Investment Amount" with respect to any Target Investment shall mean the aggregate dollar amount of co-investment in such Target Investment offered by the Company as set forth on the Term Sheet with respect to such Target Investment.

                  i. "Co-Investment Right" shall have the meaning set forth in Section 4 hereof.

                  j. "Company" shall mean Capital Trust, a California business trust.

                  k. "Debentures" shall mean the 8.25% Step Up Convertible Junior Subordinated Debentures issued pursuant to that certain Indenture, dated as of July 28, 1998, between the Company and Wilmington Trust Company that may be distributed to holders of Securities upon liquidation of the Trust.

                  l. "Definitive Participation Agreement" shall mean the definitive participation, joint venture or other agreement which shall be prepared by the Company governing the rights and obligations of the Company, any Participating Co-Investor and any other co-investor with respect to the participation of co-investors in any Target Investment on terms and conditions substantially the same as set forth on the Term Sheet which shall be substantially in the form attached hereto as Exhibit A.

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                  m.     "Due Diligence Information" shall have the meaning
                         set forth in Section 3 hereof.

                  n. "Due Diligence Period" shall mean a period of eight Business Days following the later of the date of receipt by the Prospective Co-Investors of substantially all of the Due Diligence Information or the Initial Decision Date, during which due diligence of a Target Investment shall be completed.

                  o. "Election" shall have the meaning set forth in Section 4(c) hereof.

                  p. "EOP" shall mean Equity Office Properties Trust, a Maryland real estate investment trust.

                  q.     "EOPLP" shall mean EOP Operating Limited
                         Partnership, an Illinois limited partnership.

                  r.     "EOPLP Entity" shall have the meaning set forth in
                         Section 7(b).

                  s. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  t. "GMIM" shall mean General Motors Investment Management Corporation, a Delaware corporation, as agent for and for the benefit of the Pension Plans.

                  u.     "GMIM Entity" shall have the meaning set forth in
                         Section 7(c).

                  v. "Indication of Interest" shall mean one or more oral or written communications that indicate the level of interest, if any, with regard to making a co-investment in a Target Investment that is the subject of Advance Notice.

                  w. "Initial Decision Date" with respect to any Target Investment shall mean the date two Business Days after the Company shall have provided the Prospective Co-Investor with a Term Sheet; provided however, that the Initial Decision Date shall be three Business Days after receipt of a Term Sheet if the Prospective Co-Investor receives the Term Sheet after 4:30 p.m. New York City time on the date of receipt.

                  x. "Investment Basis Amount" shall mean an amount equal to the total liquidation value of Securities purchased by a Prospective

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                          Co-Investor pursuant to the Securities Purchase
                          Agreement, or, if Debentures have been distributed in respect thereof, the total principal amount of the Debentures, or if any of such Securities or Debentures, as the case may be, have been converted into Underlying Common Shares, an amount equal to the sum of the total liquidation value of Securities or total principal amount of Debentures, as the case may be, that have not been so converted and the total Conversion Value (as defined below) of the Underlying Common Shares. For purposes of the foregoing, the term Conversion Value shall mean the liquidation value or principal amount of Securities or Debentures, as the case may be, converted into Underlying Common Shares.

                  y. "Participating Co-Investor" shall have the meaning set forth in paragraph c. of Section 4 hereof.

                  z. "Pension Plans" shall mean one or more employee benefit plans sponsored by General Motors Corporation for the benefit of its employees or the employees of its Affiliates.

                  aa. "Prospective Co-Investors" shall mean VRLP, EOPLP and GMIM.

                  bb. "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of the date hereof, among the Company, VRLP, EOPLP and certain of the Pension Plans.

                  cc. "REIT Participating Co-Investor" shall mean either or both of VRLP and EOPLP as a Participating Co-Investor who shall have made an Election in accordance with
                          Section 4.

                  dd. "Securities" shall mean the 8.25% Step Up Convertible Trust Preferred Securities representing undivided beneficial interests in the assets of the Trust.

                  ee. "Securities Purchase Agreement" shall mean the Preferred Securities Purchase Agreement, dated as of the date hereof, among the Company, the Trust, VRLP, EOPLP and certain of the Pension Plans.

                  ff. "Target Investment" shall mean any loan or other investment (i.e., a commercial real estate financial asset other than a loan), the opportunity for which develops on or after the date hereof, with respect to which the Company has purchased or has made or intends to make a commitment or offer to purchase and for which

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                          the Company has determined to obtain co-investors
                          to originate and fund or acquire all or any portion of the loan or other investment.

                  gg. "Tax-Exempt Participating Co-Investor" shall mean any Pension Plan which shall have made an Election in accordance with Section 4.

                  hh. "Term Sheet" with respect to any Target Investment shall mean a written summary of terms that describes such Target Investment, including the proposed terms and conditions thereof, and the proposed terms and conditions of the co-investment, including without limitation, the principal amount and nature of the loan or the aggregate amount of the investment, the maturity date, in the case of a loan, the name and a brief description of the borrower or target of the investment, the aggregate investment amount, the Co-Investment Amount, the pro-rata share, the rate of interest to be paid to the Company and to each of the Prospective Co-Investors on such loan and a description of the form of security for such loan, in the case of the loan, in reasonable detail in the usual and customary form, it being represented by the Company that the Company's term sheet presented to counter parties customarily provides for customary due diligence termination provisions.

                  ii. "Trust" shall mean CT Convertible Trust I, a Delaware statutory business trust.

                  jj. "Underlying Common Shares" means the class A common shares of the Company issuable upon conversion of the Securities or the Debentures.

                  kk. "VRLP" shall mean Vornado Realty L.P., a Delaware limited partnership.

                  ll. "VNO" shall mean Vornado Realty Trust, a Maryland real estate investment trust.

                  mm.     "VRLP Entity" shall have the meaning set forth in
                          Section 7(a) hereof.

         Section 2. No Obligation. The Company shall have complete discretion in determining whether to obtain co-investors for any investment and shall be under no obligation to offer any particular investment opportunity to the Prospective Co-Investors except as set forth in this Agreement. The Prospective Co-Investors shall have no right

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to co-invest in any investment made by the Company unless and until the Company has determined in its sole and absolute discretion to obtain co-investors for such investment and any right to co-invest enjoyed by the Prospective Co-Investors shall be limited to the rights set forth in this Agreement.

         Section 3. Preliminary Indication. In advance of any formal offer to co-invest in a Target Investment with a Term Sheet pursuant to Section 4 hereof, the Company shall use best efforts to provide the Prospective Co-Investors with Advance Notice and, upon receipt of such notice, the Prospective Co-Investors shall use best efforts to provide, as soon as practicable, an Indication of Interest. Following the receipt of an Indication of Interest confirming an interest in making a co-investment in a Target Investment, the Company shall provide to the Prospective Co-Investor, as soon as practicable, copies of all due diligence reports, financial, underwriting and market information, credit files and any other information relating to the Target Investment prepared or obtained by and in the possession of the Company (collectively "Due Diligence Information") as reasonably requested by the Prospective Co-Investor. Irrespective of whether the Company receives from a Prospective Co-Investor an Indication of Interest in response to any Advance Notice provided by the Company, the Company shall make a formal offer to each Prospective Co- Investor with a Term Sheet pursuant to Section 4 hereof.

         Section 4. Co-Investment Right. The Prospective Co-Investors shall have the right to co-invest in loans and other investments to be entered into or made or previously entered into or made by the Company, directly or indirectly through any entity, upon the following terms and conditions (the "Co-Investment Right"). If the Company determines in its sole and absolute discretion to obtain co-investors for any Target Investment, the Company shall first offer the opportunity to co-invest in the Target Investment to the Prospective Co-Investors (which offer shall be made upon the same terms to each of the Prospective Co-Investors) as follows:

                  a. The Company shall provide each of the Prospective Co-Investors with the Term Sheet which shall serve as an irrevocable offer by the Company to the Prospective Co-Investors to co-invest in the Target Investment on the terms and conditions set forth in such Term Sheet.

                  b. If prior to 5:00 p.m. New York City time on the Initial Decision Date, any Prospective Co-Investor shall not have advised the Company in writing that it elects to co-invest in the Target Investment, any such Prospective Co-Investor shall be deemed to have waived its right to co-invest in such Target Investment, and, if all Prospective Co-Investors entitled to the right to co-invest hereunder shall have waived their right to co-invest in accordance with the foregoing, the Company shall thereafter be free without restriction under this Section 4 to obtain alternative co-investors as it determines in its

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                              complete discretion, provided however, if the
                              Company determines to offer a co-investment in such Target Investment to alternative co-investors on materially more favorable terms and conditions, the Company must first offer the Prospective Co-Investors the opportunity to co-invest on such terms and conditions by means of a revised Term Sheet incorporating such terms and conditions. Such offer shall be made in accordance with, and shall be governed by, the provisions of this
                              Section 4.

                  c. Each Prospective Co-Investor may individually elect to co-invest in the Target Investment by providing written notice to the Company of such election (each such notice, an "Election") prior to 5:00 p.m. New York City time on the Initial Decision Date and confirming such Election in writing prior to 5:00 p.m. New York City time on the last Business Day of the Due Diligence Period (a Prospective Co-Investor who delivers an Election and confirms such Election is hereinafter referred to as a "Participating Co- Investor"). If a Prospective Co-Investor shall have failed in its sole and absolute discretion to confirm its Election in accordance with the foregoing, such Prospective Co-Investor shall be deemed to have waived its right to co-invest in such Target Investment (but not in any other Target Investment). Upon delivery to the Company of its written confirmation of the Election, unless otherwise agreed in writing by the Company, the Participating Co- Investor shall be deemed to have accepted the offer to co-invest its pro rata share of the Co-Investment Amount on the terms and conditions set forth on the Term Sheet and the parties thereafter shall proceed as follows:

                              i.       The Company shall in good faith use
                                       reasonable commercial efforts to secure
                                       for each Participating Co- Investor the
                                       opportunity to co-invest in the Target
                                       Investment on terms and conditions
                                       substantially the same as set forth in
                                       the Term Sheet. Notwithstanding the
                                       foregoing, each Participating Co-Investor shall have the sole and absolute right to terminate without penalty any Election and confirmation thereof or other agreement to co- invest in such Target Investment (each Participating Co-Investor who shall exercise such right shall no longer be considered a Participating Co-Investor with respect to such Target Investment) if (i) there are one or more changes that individually or in the aggregate constitute a material change in the terms and conditions as set forth on the Term Sheet or the REIT Suitable Investment (as defined below) or Non-

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                                       UBTI Investment (as defined below)
                                       status of the Target Investment based on information contained on or omitted from the Term Sheet (a change altering an investment from a REIT Suitable Investment to an investment that is not a REIT Suitable Investment or a change altering an investment from a Non-UBTI Investment to an investment that is not a Non-UBTI Investment shall constitute a material change), or (ii) the Company shall not have consummated the Target Investment within 120 days after date of confirmation of its Election.

                              ii.      Notwithstanding the agreement of a
                                       Participating Co- Investor to co-invest
                                       in a Target Investment upon delivery and confirmation of an Election pursuant to the foregoing provisions of this Section 4, the Company shall have the exclusive right to negotiate the terms and conditions of such Target Investment with the counter-party borrower or seller of such Target Investment. The Company shall also promptly provide the Participating Co-Investor with copies of all Due Diligence Information not previously provided in accordance with Section 3 hereof.

                              iii. To the extent commercially practicable without causing any detriment or prejudice to the Company's ability to consummate any Target Investment on substantially the same economic terms set forth in the Term Sheet with respect thereto, (a) upon request of any REIT Participating Co-Investor, the Company shall undertake to negotiate with the counter-party borrower or seller a structure for the Target Investment (i) that is in a format suitable for investment by such REIT Participating Co-Investor in terms of compliance with the asset and gross income qualification requirements for real estate investment trusts under the Code and (ii) which avoids excess inclusion income (under
                                       Section 860E of the Code) for REIT
                                       Participating Co- Investors (a Target
                                       Investment meeting the requirements of
                                       both of the immediately foregoing clauses
                                       (i) or (ii), a "REIT Suitable
                                       Investment"), and (b) upon request of any Tax- Exempt Participating Co-Investor (as herein defined), the Company shall undertake to negotiate with the counter-party borrower or seller a structure for the Target Investment that does not result in unrelated business taxable income for the Tax-Exempt Participating Co-

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                                       Investor (a Target Investment meeting
                                       the requirements of the foregoing clause, a "Non-UBTI Investment").

                              iv. Subject to the terms and conditions of this Agreement, the Participating Co-Investor shall in good faith use reasonable commercial efforts to execute and deliver, or cause to be executed and delivered, the Definitive Participation Agreement with respect to the Target Investment and any related definitive documentation necessary to consummate the co-investment governed thereby no later than the closing of the underlying Target Investment transaction, and after execution and delivery of the foregoing definitive documentation, to take all actions as may be reasonably necessary to consummate the transactions governed thereby.

                  d. Unless otherwise agreed in writing among the Prospective Co- Investors, the Prospective Co-Investors shall be entitled to co- invest a pro rata share of the Co-Investment Amount set forth on the Term Sheet. If any Prospective Co-Investor shall have failed to deliver and confirm an Election or otherwise elected not to co- invest and shall thereby have waived its right to co-invest in accordance with paragraphs b. or c. of this Section 4, the Company may in its sole and absolute discretion offer to the Participating Co-Investors (on a pro rata basis if there is more than one other Participating Co-Investor), the opportunity to co-invest an additional portion of the Co-Investment Amount set forth on the Term Sheet on the terms set forth in the Term Sheet, such additional amount to be determined by the Company in its sole and absolute discretion. Each Participating Co-Investor may individually elect to co-invest such additional portion of the Co-Investment Amount by providing written notice to the Company of such election prior to 5:00 p.m. on the second Business Day following the date written notification of the offer pursuant to paragraph d. of this Section 4 by the Company is delivered to such Participating Co-Investor (or, if later, 5:00 p.m. on the last Business Day of the Due Diligence Period). Upon delivery to the Company of its written election to co-invest such additional portion of the Co-Investment Amount, each such Participating Co-Investor shall be deemed to have accepted the Company's offer to co-invest such portion of the Co-Investment Amount on terms and conditions set forth on the Term Sheet and the parties thereafter shall proceed as set forth in subparagraphs i. through iv. of paragraph c. of this Section 4.

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         Section 5. Certain Agreements, Acknowledgments and Representations. The
parties acknowledge and agree as follows:

                  a. The Company acknowledges and agrees that the Prospective Co- Investors would not have entered into the Securities Purchase Agreement without the Company having entered into this Agreement.

                  b. Each Prospective Co-investor acknowledges and agrees, severally and not jointly, that the Company is entitled to rely on any agreement made by such Prospective Co-Investor to co-invest in a Target Investment pursuant to the provisions of paragraph c. or paragraph d. of Section 4 hereof and that, if such Prospective Co- Investor shall have breached its obligations under subparagraph
                              iv. of paragraph c. of Section 4 hereof, any such Prospective Co-Investor shall indemnify and hold harmless the Company for any actual out-of-pocket losses incurred as a result of such breach. The Company shall indemnify and hold each of the Prospective Co-Investors harmless from and against any and all losses, arising, directly or indirectly, from any willful misconduct, gross negligence or fraud by the Company in connection with this Agreement, any Definitive Participation Agreement or any co- investment in a Target Investment under this Agreement. Each of the Prospective Co-Investors, severally and not jointly, shall indemnify and hold the Company harmless from and against any and all losses, arising, directly or indirectly, from any willful misconduct, gross negligence or fraud by such Prospective Co- Investor in connection with this Agreement, any Definitive Participation Agreement or any co-investment in a Target Investment under this Agreement.

                  c. Notwithstanding any of the terms and provisions of this Agreement to the contrary, the Prospective Co-Investors acknowledge and agree that, if, after the Company shall have in good faith used reasonable commercial efforts to overcome an Objection (as defined herein), the counter-party borrower or seller of any particular investment for which the Company has determined to obtain co-investors objects (an "Objection") to the participation of any Prospective Co-Investor as a co-investor in such investment (a "Blocked Party"), the validity of such Objection to be determined in the sole and absolute good faith discretion of the Company, the Company shall not be obligated to offer the opportunity to co-invest in such investment to any such Blocked Party, in which case

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                              any offer made pursuant to Section 4 hereof shall
                              be made solely to the other Prospective
                              Co-Investors, provided that, the objecting counter-party shall not have objected to the participation of such other Prospective Co-Investor as a co-investor, in which case no offer need be made pursuant to Section 4 hereof; provided further that, if the Company is not obligated to offer an opportunity to co-invest to any Blocked Party in accordance with the foregoing, no other Prospective Co-Investor(s) (other than GMIM (assuming GMIM is not a Blocked Party)) shall be entitled to participate in a Target Investment unless the Blocked Party or Parties consent(s) in writing to the participation of such other Prospective Co- Investor(s) in such Target Investment. The Company shall provide written notice of any Objection to all Prospective Co-Investors as soon as practicable after the Company learns of such Objection.

                  d. Each Prospective Co-Investor acknowledges and agrees, severally and not jointly, that except pursuant to the provisions of Section 4 hereof, such Prospective Co-Investor and its Affiliates shall not, without the Company's prior written consent, acquire an interest for its own account in any loan or other investment that was the subject of an Advance Notice or a Term Sheet that was initially presented to such Prospective Co-Investor pursuant to the provisions of Section 4 hereof; provided, however, the foregoing restriction shall not apply to any acquisition by an enterprise in which any such Prospective Co-Investor owns an interest but over which it does not possess or exercise any discretionary investment power; provided further the foregoing restriction shall terminate upon the earlier of
                              (i) the declaration by the Company that it has terminated all negotiations toward consummation of the loan or investment, (ii) the Company's receipt of notice that the counter-party has terminated negotiations with the Company toward consummation of the loan or investment, or (iii) 90 days following the date the Term Sheet was provided to the Prospective Co-Investors, except in the case of clause (ii) the restrictions shall not terminate if the principal reason for the counter-party's termination of negotiations is due to the receipt of an offer with more favorable terms directly or indirectly from such Prospective Co-Investor; provided further that a Prospective Co-Investor may acquire such interest in any loan or other investment for which it or its Affiliates had independently identified and considered for investment prior to receipt of Advance Notice pursuant to Section 3 hereof or a Term Sheet concerning such loan interest or investment; and provided further that the Prospective Co-Investor will promptly notify the Company of such prior identification and consideration

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                              after the earlier of the receipt of Advance Notice
                              pursuant to Section 3 hereof or a related Term Sheet. The Company shall promptly notify the Prospective Co-Investors of any termination of negotiations by the Company or the counter-party borrower or seller. For purposes of this paragraph
                              (d) of Section 5, the term "Affiliate" (A) when used with respect to EOPLP, shall exclude (i) any person or entity having securities that are listed on a national securities exchange or traded in the national over-the-counter market (a "Public Company"), (ii) any subsidiary, direct or indirect, of a Public Company, (iii) any person or entity any part of whose equity or other ownership interests (or any rights to acquire the same) are owned, directly or indirectly, beneficially or of record by any person or entity in addition to Equity Group Investments, Inc. ("EGI"), or (iv) any person or entity that owns, directly or indirectly, beneficially or of record, any equity or other ownership interests in EGI or any wholly owned subsidiary, direct or indirect, of EGI and
                              (B) when used with respect to VRLP, shall exclude
                              (i) any Public Company, (ii) any subsidiary, direct or indirect, of a Public Company.

                  e. Each Prospective Co-Investor and the Company acknowledges and agrees that the rights and obligations of any Participating Co- Investor, respectively, with respect to participation in any Target Investment shall be governed by the Definitive Participation Agreement with respect thereto, and only the execution and delivery of such Definitive Participation Agreement by the parties thereto shall constitute and give rise to a legally binding and enforceable agreement of the Participating Co-Investor and the Company in respect of the Target Investment.

                  f. Each Prospective Co-Investor, severally and not jointly, acknowledges and agrees that, in connection with any Target Investment in which it shall co-invest, it shall undertake its own independent investigation and evaluation of the Target Investment and it shall not rely on any investigation or evaluation undertaken by the Company or any other Prospective Co-Investor, it being further acknowledged and agreed by each Prospective Co-Investor that neither the Company nor any other Prospective Co-Investor makes any representation or warranty with respect to the suitability or fitness of any Target Investment. Each Prospective Co-Investor, severally and not jointly, represents and warrants that it is a sophisticated investor that has such knowledge and experience in financial and business matters and that it is capable of evaluating

732653.17
                                       12
                              the merits and risks of a co-investment in any prospective Target Investment.

                  g. At any time following the receipt of an Indication of Interest or confirmation of an Election, the Company shall use commercially reasonable efforts to respond to due diligence related inquiries made by any Prospective Co-Investor who shall have provided such Indication of Interest or confirmed such Election and allow such party to participate in any property inspections or tours.

                  h. The parties hereto acknowledge and agree that nothing contained in this Agreement shall be considered to create the relationship of principal and agent or of partners or joint venturers and that no party shall have the authority to bind any other party hereto or have any fiduciary duty to any other party under this Agreement.

                  i. Notwithstanding any of the terms and provisions of this Agreement to the contrary, each Prospective Co-Investor shall have the right to co-invest in loans and other investments on the same economic terms and conditions (including, without limitation, the same interest rate and the same share of fees) that the Company has obtained or will obtain from the counter-party borrower or seller and the Company shall set forth such same terms and conditions in the applicable Term Sheet; provided, however, that no Prospective co-Investor shall be required, unless it otherwise agrees, to reimburse the Company for any costs or expenses that the Company has incurred or will incur in connection with the negotiation, documentation or consummation of such loan or other investment; provided, further, that this paragraph i of
                              Section 5 shall not apply to any proposed or consummated Target Investment (i) with respect to all Prospective Co-Investors, if the Company consummated such Target Investment that is the subject of a Term Sheet more than 90 days prior to the date the Company first provides any Prospective Co-Investor with Advance Notice of such Target Investment or (ii) with respect to an Uninterested Prospective Co-Investor (as defined herein). For purposes of the foregoing, the term "Uninterested Prospective Co-Investor" means any Prospective Co-Investor who has failed to make and confirm an Election pursuant to Section 4 following the receipt of a Formal Offer.

         Section 6. Termination of Co-Investment Right. The Co-Investment Right of any Prospective Co-Investor (or assignee pursuant to Section 8 hereof) shall continue until terminated and shall terminate upon the earlier of:

732653.17
                                       13

                  a. the date upon which such Prospective Co-Investor shall have, in one or more transactions, disposed of Securities, Debentures and Underlying Common Shares in the aggregate representing more than 50% of its Investment Basis Amount; provided that the transfer of Securities, Debentures or Underlying Common Shares to Affiliates of any such Prospective Co-Investor shall not be deemed to be a disposition;

                  b. the date upon which such Prospective Co-Investor shall have breached its obligations under subparagraph iv. of paragraph c. of Section 4 hereof;

                  c. the date upon which such Prospective Co-Investor shall have materially breached or defaulted upon the provisions of any Definitive Participation Agreement and such breach shall not have been cured within ten Business Days of receipt by the breaching Prospective Co-Investor of written notice of such breach;

                  d. the date upon which a Change in Control shall have occurred with respect to such Prospective Co-Investor (other than GMIM); or

                  e. the date upon which such Prospective Co-Investor shall have materially breached or defaulted upon the provisions of the Securities Purchase Agreement or the Registration Rights
                              Agreement;

provided, however, that any such termination shall have no effect on the rights and obligations of the Company and the terminated Prospective Co-Investor with respect to any agreement made by such terminated Prospective Co-Investor to co-invest in a Target Investment pursuant to the provisions of paragraph c. or paragraph d. of Section 4 hereof.

         Section 7.  Investment Through, or Transfers to, Certain Entities.

                  a. VRLP, in or after electing to co-invest in a Target Investment, shall have the absolute right to make or hold such investment either directly or through any entity in which VRLP holds, directly or indirectly, an economic interest of greater than 50% (any such entity, a "VRLP Entity"). In addition, VRLP shall have the right, in electing to co-invest in a Target Investment, to transfer its right to invest in such Target Investment to Vornado Operating Inc. or any Affiliate or subsidiary of Vornado Operating Inc. In addition, VRLP and each VRLP Entity shall have the right to transfer all or a portion of its interest in any Target Investment to VRLP or any other VRLP Entity.

732653.17
                                       14

                  b. EOPLP, in or after electing to co-invest in a Target Investment, shall have the absolute right to make or hold such investment either directly or through any entity in which EOPLP holds, directly or indirectly, an economic interest of greater than 50% (each such entity, a "EOPLP Entity"). In addition, EOPLP shall have the right to, in electing to co-invest in a Target Investment, to transfer its right to invest in such Target Co-Investment to any EOP sponsored "Paper Clip" enterprise or any Affiliate or subsidiary thereof. In addition, EOPLP and each EOPLP Entity shall have the right to transfer all or a portion of its interests in any Target Investment to EOPLP or any other EOPLP Entity.

                  c. GMIM, in or after electing to co-invest in a Target Investment, shall have the absolute right to make or hold such investment either directly or through any entity in which GMIM holds, directly or indirectly, an economic interest of greater than 50% (each such entity, a "GMIM Entity"). In addition, GMIM and each GMIM Entity shall have the right to transfer all or a portion of its interests in any Target Investment to GMIM or any other GMIM Entity.

         Section 8. Assignment. This Agreement, and any rights and obligations hereunder, may not be assigned in whole or in part by any party hereto without the prior written consent of all of the other parties hereto other than, in the case of the Prospective Co-Investors, to one or more Affiliates of the assigning party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors in interest and permitted assigns.

         Section 9. Notices. All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent by telecopy and shall be deemed given when so delivered by hand or telecopied to the parties at the following addresses:

                  a.          if to VRLP, to:

                              Vornado Realty L.P.
                              c/o Vornado Realty Trust
                              Park 80 West, Plaza II
                              Saddle Brook, New Jersey  07663
                              Attention:  Wendy Silverstein
                              Facsimile:  (201) 587-0600

732653.17
                                       15

                  b.          If to EOPLP, to:

                              EOP Operating Limited Partnership
                              Two North Riverside Plaza
                              Chicago, Illinois  60606
                              Attention to each of:      Stanley M. Stevens
                                                         Richard D. Kincaid
                              Facsimile:  (312) 559-5009

                  c.          If to GMIM, to:

                              General Motors Investment Management Corporation 767 Fifth Avenue
                              New York, New York 10004
                              Attention:  Jamie Behar
                              Facsimile:        (212) 418-3651

                  d.          if to the Company, to:

                              Capital Trust
                              605 Third Avenue,
                              26th Floor,
                              New York, New York 10016,
                              Attention:  John R. Klopp
                              Facsimile:        (212) 655-0044

or at such other address as the addressee may have furnished in writing to the sender as provided herein.

         Section 10. Entire Agreement. This Agreement constitutes the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, with regard thereto. No amendment or modification of the terms of this Agreement shall be binding or effective unless expressed in writing and signed by each party.

         Section 11. No Waiver. The waiver by any party of the breach of any of the terms and conditions of, or any right under, this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition or of any similar right. No such waiver shall be binding or effective unless expressed in writing and signed by the party giving such waiver.

         Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements

732653.17
                                       16
executed and to be fully performed in such State, without regard to its principles of conflicts of law.

         Section 13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         Section 14. Construction. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this agreement.

         Section 15. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and Title 9 of the U.S. Code. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                  The number of arbitrators shall be three, one of whom shall be appointed by the Company, one of whom shall be appointed by the other party to the claim or controversy (or if more than one such party, jointly by such other parties) and the third of whom shall be selected by mutual agreement, if possible, within 30 days of the selection of the second arbitrator and thereafter by the American Arbitration Association and the place of arbitration shall be New York, New York.

                  The arbitrators will have no authority to award punitive damages or any other damages not measured by the prevailing party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms of this Agreement.

                  Either party may make an application to the arbitrators seeking injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the controversy is otherwise resolved. For purposes of the foregoing, the term "status quo" shall mean with respect to a Prospective Co-Investor, the continued enjoyment of its Co- Investment Right conferred hereunder with respect to future Target Investments following the development of a controversy as to the Company's right to terminate such Co-Investment Right pursuant to the terms of Section 6.


732653.17
                                       17

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be signed on its behalf as of the date first above written.

                            CAPITAL TRUST


                            By: /S/ John R. Klopp
                               -----------------------------------------
                               Name:    John R. Klopp
                               Title:   Chief Executive Officer

                            VORNADO REALTY L.P.

                            By:      Vornado Realty Trust, its general partner


                                     By: /s/ Michael D. Fascitelli
                                        ----------------------------------
                                         Name:    Michael D. Fascitelli
                                         Title:   President


                            EOP OPERATING LIMITED PARTNERSHIP

                            By: Equity Office Properties Trust, its general partner


                                     By: /s/ Debra L. Ferruzzi
                                        ----------------------------------
                                        Name:     Debra L. Ferruzzi
                                        Title:    Senior Vice President


                            GENERAL MOTORS INVESTMENT
                            MANAGEMENT CORPORATION


                            By: /s/  Thomas Dobrowski
                               -----------------------------------------
                               Name:    Thomas Dobrowski
                               Title:   Managing Director


732653.17
                                       16

                                    EXHIBIT A


                             PARTICIPATION AGREEMENT



                  THIS PARTICIPATION AGREEMENT (this "Agreement") made as of the ____ day of __________ among CAPITAL TRUST, a California business trust (the "Lender"), having an office at 605 Third Avenue, New York, New York 10016, and ***[VORNADO REALTY L.P., a Delaware limited partnership ("VRLP") having an address c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663]*** ***[EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("EOPLP") having an address at Two North Riverside Plaza, Chicago, Illinois 60606]*** [and] ***[GENERAL MOTORS INVESTMENT MANAGEMENT CORPORATION, a Delaware corporation, as agent for one or more employee benefit plans (collectively, the "GM Pension Plans") sponsored by the General Motors Corporation for the benefit of its employees or the employees of its affiliates ("GMIM"), having an address at 767 Fifth Avenue, New York, New York 10004]*** ([VRLP], [EOPLP] and [GMIM], collectively, the "Co-Investing Participants"; each a "Co-Investing Participant").


                              W I T N E S S E T H:


                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Lender is making a loan in the ***[maximum]*** principal amount of $__________ (the "Loan") to ____________, a ________ ________ [type of entity] (the "Borrower"), with respect to the Premises (as defined in Exhibit A attached hereto and made a part hereof; all capitalized terms used and not otherwise defined in this Agreement having the respective meanings given to such terms in Exhibit A) and the Improvements located thereon, which Loan is evidenced by the Note and is secured by, inter alia, the Mortgage1 and the other Security Documents;

                  ***[WHEREAS, the full $__________ of the Loan is being advanced by the Lender to the Borrower]***; and

                  WHEREAS, the Lender desires to sell and assign to the Co-Investing Participants, and the Co-Investing Participants desire to purchase from the Lender, undivided

--------

1     Note: This Agreement to be modified appropriately for non-mortgage loans.

736730.10
participation interests in the outstanding principal balance of the Loan on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Lender and the Co-Investing Participants mutually agree as follows:

                  1. Purchase of Undivided Interests. As of the date hereof, the Lender shall sell and assign to each Co-Investing Participant, and each Co-Investing Participant shall purchase and assume from the Lender, a respective undivided participation interest in the outstanding principal balance of the Loan and the Loan Documents, in the amount and percentage and otherwise in accordance with the terms and provisions set forth with respect to such Co-Investing Participant on Exhibit B attached hereto and made a part hereof, and the Lender shall, subject to the provisions of paragraph 9 of this Agreement, retain an undivided interest in the outstanding principal balance of the Loan and the Loan Documents in the amount and percentage and otherwise in accordance with the terms and provisions set forth with respect to Lender on Exhibit B. As of the date hereof, each Co-Investing Participant shall transfer to the Lender by Federal funds wire or in other immediately available New York City funds in United States dollars an amount equal to its respective undivided interest in the outstanding principal balance of the Loan as set forth on Exhibit B.

                  2. Obligations of the Lender. The Lender shall, in its capacity as lead lender and servicer and until each Co-Investing Participant's undivided interest in the Loan has been paid in full, (i) hold the Loan Documents and the collateral for the Loan for the benefit of itself and the Co-Investing Participants (it being understood and agreed that each party to this Agreement shall be deemed to have an interest therein in proportion to its undivided interest in the Loan), (ii) receive all payments in respect of interest, principal and other sums on account of or with respect to the Loan,
(iii) promptly remit to each Co-Investing Participant its pro rata share of interest, principal and other sums received by the Lender on account of or with respect to the Loan in accordance with the provisions of this Agreement by wire or ACH transfer in immediately available funds pursuant to the respective wiring or ACH instructions delivered in connection with each Co-Investing Participant's acquisition of its interest in the Loan (as such instructions may be modified in writing from time to time by such Co-Investing Participant), and (iv) use due diligence to recover from the Borrower all expenses incurred which are reimbursable from the Borrower and promptly remit to each Co-Investing Participant its pro rata share thereof. Except as specifically provided to the contrary in Exhibit B to this Agreement and except in the case of amounts payable by the Borrower pursuant to the provisions of the Loan Documents regarding reserve requirements and capital adequacy, the Lender's and the Co-Investing Participants' respective shares of principal, interest and other sums (if any) actually received by the Lender on account of or with respect to the Loan shall be calculated on the basis of the Lender's and the Co-Investing Participants' respective undivided percentage interests in the Loan from time to time. In addition, (a) not less frequently than once per month, the Lender shall provide to each Co-Investing Participant a periodic loan status report, either prepared by the Lender or obtained by the Lender from Midland Loan

736730.10
                                       -2-

Services, Inc. or any other loan servicer which may be unanimously agreed upon in writing by the parties to this Agreement (Midland Loan Services, Inc. or such other servicer, the "Loan Servicer"), which loan status report shall include without limitation a record of any and all loan payments and other activity, and
(b) upon request, the Lender shall promptly furnish any Co-Investing Participant with such information or documentation regarding the Loan as may be reasonably required by such Co-Investing Participant for tax or regulatory compliance, in connection with any internal audit requirements applicable to such Co-Investing Participant or for similar purposes, provided in each case that the information or documentation requested is within the possession of the Lender or the Loan Servicer. Except as specifically provided to the contrary in paragraph 4 of this Agreement, the Lender shall not without the prior unanimous written consent of the Co-Investing Participants (i) waive, modify or amend in any respect whatsoever the interest rate provisions set forth in the Loan Documents, (ii) increase the maximum principal amount of the Loan other than as a result of protective advances in situations which are, in the Lender's opinion in the exercise of commercially reasonable judgement, of an emergency nature, including without limitation advances for the payment of taxes or insurance premiums, provided that in any event such increases shall be subject to the limitations set forth on Exhibit B, (iii) extend the maturity date of the Loan, other than in accordance with any mandatory provisions of the Loan Documents relating thereto, (iv) make or consent to any materially adverse amendment, modification or waiver of any of the terms, covenants, provisions or conditions of the Loan Documents, (v) waive, compromise or settle any material claim against the Borrower or any guarantor or other person or entity (a "Guarantor") liable for payment of the Loan in whole or in part or for the observance and performance by the Borrower of any of the terms, covenants, provisions and conditions of the Loan Documents, or release the Borrower or any Guarantor from any material obligation or liability under the Loan Documents, (vi) waive any material default under the Loan Documents, or (vii) substitute, release, reconvey or change, in whole or in part, any collateral or security interest held under the Loan Documents other than in accordance with any mandatory provisions of the Loan Documents or agree to subordinate or otherwise adversely affect the priority of the lien held by the Lender on the Premises, the Improvements or any other security for the Loan. The Lender, in its capacity as lead lender and servicer, may, without obtaining the prior consent of the Co-Investing Participants, (i) extend for reasonable periods of time the time for the observance or performance by the Borrower or any Guarantor of the terms and conditions of the Loan Documents, provided that such extension in the reasonable judgment of the Lender will not have a materially adverse effect on the Loan, the Borrower's or any Guarantor's performance of its obligations under the Loan Documents or the collateral for the Loan, and further provided that no such extension in the case of any scheduled payment of principal and/or interest on the Loan shall be for a period in excess of ten (10) Business Days (hereinafter defined) beyond the expiration of any applicable grace period with respect thereto without the prior unanimous written consent of the Co-Investing Participants, (ii) agree or consent to any non-material amendment, modification or waiver of the terms, covenants, provisions or conditions of the Loan Documents (it being understood and agreed that the Lender shall not agree, except pursuant to the immediately preceding clause (i), to modify any economic terms of the Loan without the unanimous written consent of the Co-


736730.10
                                       -3-

Investing Participants), (iii) waive, compromise or settle any non-material claim against the Borrower or any Guarantor, or release the Borrower or any Guarantor from any non-material obligation or liability under the Loan Documents (non-material claims, for the purposes of this clause (iii), being defined as any single claim not in excess of $10,000 or any claims in the aggregate not in excess of $25,000 over the term of the Loan), (iv) waive any non-material default under the Loan Documents (it being understood and agreed that the Lender shall not agree, except pursuant to the immediately preceding clause (i), to waive any monetary default under the Loan without the unanimous written consent of the Co-Investing Participants), (v) release, reconvey or change, in whole or in part, any collateral or security interest held under the Loan Documents which is required to be released or reconveyed in accordance with the express provisions of the Loan Documents, and (vi) subject to the provisions of the preceding sentence, do or perform any act or thing which in the reasonable judgment of the Lender is necessary to enable the Lender to discharge and perform its duties under this Agreement or which in the reasonable judgment of the Lender is necessary or required to preserve and protect the liens and security interests created by the Loan Documents and the priority thereby and the collateral for the Loan and the interests of the Lender and the Co-Investing Participants therein. Notwithstanding the foregoing, in no event shall the Lender (a) take any action that would to the Lender's knowledge result in unrelated business taxable income to the Co-Investing Participants, unless otherwise agreed by the unanimous written consent of the Co-Investing Participants or (b) take or omit to take any action in violation of applicable law or the provisions of the Loan Documents or (unless otherwise agreed by unanimous consent of the Co-Investing Participants) the provisions of this Agreement. Each Co-Investing Participant shall from time to time, upon request of the Lender, but subject to the immediately following provisions of this paragraph, execute and deliver such documents and instruments as may be reasonably necessary to enable the Lender to effectively administer and service the Loan in its capacity as lead lender and servicer and in the manner contemplated by the provisions of this Agreement. Prior to taking any action in connection with the Loan in the name of any Co-Investing Participant or Co-Investing Participants in any state, the Lender shall notify such Co-Investing Participant or Co-Investing Participants in writing. Each such Co-Investing Participant shall have the right to advise the Lender, within five
(5) days of receipt of such notice, that it is likely that the laws of the state in which said action is to be taken either prohibit such action if taken in the name of such Co-Investing Participant or that such Co-Investing Participant would be adversely affected under the "doing business" or tax laws of such state, or any federal or state regulatory laws, if such action is taken in its name. Upon receipt of any such notice from a Co-Investing Participant, the Lender shall, in lieu of taking the action in question in the name of such Co-Investing Participant, take action in the name of such Person or Persons, as agent of or in trust for such Co-Investing Participant, as shall be requested by such Co-Investing Participant, it being understood and agreed that all costs and expenses incurred by the Lender in complying with the foregoing provisions of this sentence at the request of a particular Co-Investing Participant shall be borne by such Co- Investing Participant and shall be reimbursed to the Lender upon demand, provided that Lender has furnished to such Co-Investing Participant evidence reasonably satisfactory to such Co-Investing Participant, substantiating such expenditures. Such Person or Persons shall

736730.10
                                       -4-
acknowledge in writing that such action is being taken by it in the name of such Co-Investing Participant in question. Each Co-Investing Participant hereby acknowledges that the Lender has made no representations or warranties with respect to the Loan, other than as expressly set forth in this Agreement, and that the Lender shall have no responsibility for (i) the collectibility of the Loan, (ii) the validity, enforceability or legal effect of any of the Loan Documents or the Title Insurance Policy, if any, described in Exhibit A attached hereto, or any survey furnished or to be furnished to the Lender in connection with the Loan, (iii) the validity, sufficiency or effectiveness of the lien created or to be created by the Loan Documents, or (iv) the financial condition of the Borrower or any Guarantor or the accuracy of any information supplied by or to be supplied in connection with the Borrower, any Guarantor, the Premises, the Improvements or otherwise with respect to the Loan or the collateral for the Loan. Each Co-Investing Participant assumes all risk of loss in connection with its respective undivided interest in the Loan to the full extent of its respective undivided percentage interest therein. The Lender assumes all risk of loss in connection with its undivided interest in the Loan to the full extent of its undivided percentage interest therein. The Lender, in its capacity as lead lender and servicer, shall retain all rights under the Loan Documents with respect to enforcement, collection and administration of the Loan and the security for the Loan, which rights of the Lender shall be subject to the provisions of paragraph 4 of this Agreement. At all times and until such time as the Loan has been paid in full, the Lender shall act as lead lender and shall service the Loan on behalf of itself and the Co-Investing Participants in accordance with the provisions of this Agreement. The Lender shall exercise the same care in handling the Loan and the security therefor as the Lender exercises with respect to loans which are held solely by the Lender for its own account (without regard to any other loan by the Lender to the Borrower which is subordinate in priority to the Loan or any obligation of the Borrower to the Lender other than in connection with the Loan), and the Lender, in its capacity as lead lender and servicer, shall have no responsibility to the Co-Investing Participants, other than to exercise such standard of care and, in any event, the Lender shall have no liability with respect to any Co-Investing Participant's undivided interest in the Loan, except for any liability arising from Lender's gross negligence, bad faith or willful misconduct. For purposes of this Agreement, the term "Business Day" shall mean any day on which the Lender and commercial banks are open for business in New York City.

                  3. Expenses. From and after the date hereof, the Lender and the Co-Investing Participants shall share, in accordance with their respective undivided percentage interests in the Loan, any expenses and costs reasonably sustained or incurred in connection with the Loan as set forth below in this paragraph. Each Co-Investing Participant shall promptly upon request by the Lender pay to the Lender such Co-Investing Participant's pro rata share of any reasonable out-of-pocket expenses and costs actually incurred by the Lender and documented in connection with the Loan, to the extent any such expenses or costs are not paid or covered by the Borrower, excluding any expenses and costs incurred by the Lender in connection with any dispute with any Co-Investing Participant but including without limitation any and all loan servicing fees payable to the Loan Servicer in connection with the servicing and administration of the Loan (the "Servicing Charges"), provided that the Lender shall require the Loan

736730.10
                                       -5-

Servicer to service and administer the Loan in compliance with the terms, provisions and conditions of this Agreement and all of the material terms, provisions and conditions of the Loan Servicer's agreement or agreements with Lender applicable to the Loan. The Lender shall promptly upon request by any Co-Investing Participant pay to such Co-Investing Participant its pro rata share of any reasonable out-of-pocket expenses and costs actually incurred by such Co-Investing Participant in connection with the Loan, to the extent any such expenses or costs are not paid or covered by the Borrower (excluding any expenses and costs incurred by such Co-Investing Participant in connection with any dispute with the Lender), it being agreed, however, that no Co-Investing Participant shall seek reimbursement for any such out-of-pocket expenses or costs if the same were incurred without obtaining the prior consent of the Lender. Notwithstanding anything to the contrary contained herein, each of the Lender and the Co-Investing Participants agrees for itself that it shall be responsible for the payment of the day-to-day expenses incurred by it in connection with its own administration and servicing of its respective undivided interest in the Loan. No provision of this Agreement shall be deemed to limit or modify the Lender's right to reimbursement by each Co-Investing Participant for its pro rata share of the Servicing Charges, to the extent that such Servicing Charges are incurred in accordance with the foregoing provisions of this paragraph.

                  4. Default by the Borrower. The Lender shall promptly, after the Lender's having knowledge thereof, inform the Co-Investing Participants in writing of any material default under the Loan Documents and of all material facts relating to such default or relating to any other aspect of the Loan which facts are likely to have a materially adverse effect on the value of the security for the Loan or on the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents and shall keep the Co-Investing Participants informed and up to date with respect to such default and such facts and any actions taken by the Lender, in its capacity as lead lender and servicer, in connection therewith, in written notices delivered on a reasonably timely basis in connection with the material developments relating thereto. Upon the occurrence of a material default under the Loan Documents, and within 10 days after written notification to the Co-Investing Participants by the Lender of such default or within such shorter period of time after notification as may be deemed advisable by the Lender, the Lender and the Co-Investing Participants shall consult to determine a mutually acceptable course of action to take with respect to such default and then to pursue such course of action without delay and with due diligence. Notwithstanding any contrary or inconsistent provision of this paragraph, no Co-Investing Participant shall be obligated or required hereunder to approve or disapprove of the actual taking of title to the Premises and the Improvements by the Lender and the Co-Investing Participants (whether at a foreclosure sale, the consummation of a deed in lieu of foreclosure transaction or otherwise) unless and until the Lender has furnished such Co-Investing Participant with a recent appraisal and an updated environmental report concerning the Premises and the Improvements. No action whatsoever shall be taken by the Lender in response to any such default unless the Lender and the Co- Investing Participants unanimously agree upon a mutually acceptable course of action to pursue. If foreclosure is the action taken, then after payment of all reasonable costs and expenses of foreclosure and collection, the Lender shall promptly remit to each Co-Investing

736730.10
                                       -6-

Participant its pro rata share of all net proceeds received by the Lender as a consequence of such foreclosure proceeding, including, without limitation, net proceeds of foreclosure sale, net income from operation of the Premises and the Improvements pending liquidation, and net proceeds of any resale of the Premises and the Improvements. If the Premises and the Improvements are acquired through foreclosure, deed in lieu of foreclosure or otherwise, the Lender and the Co-Investing Participants shall have undivided interests in the Premises and the Improvements equal to their respective undivided percentage interests in the Loan and title shall be taken in the name of the Lender (or a subsidiary thereof) and the Co-Investing Participants (or their respective nominees or affiliates, as applicable). If such title is taken, the Lender and the Co-Investing Participants respectively waive any statutory or common law right of partition or any other similar rights or remedies, and the Lender and the Co-Investing Participants agree to consult as to the best manner in which to proceed with respect to the operation, management, maintenance, development and disposition of the Premises and the Improvements. No action whatsoever shall be taken by the Lender with respect to the operation, management, maintenance, development and disposition of the Premises and the Improvements in response to any such default unless the Lender and the Co-Investing Participants unanimously agree upon a mutually acceptable course of action to pursue. The Lender shall, subject to the provisions of this paragraph, retain in its capacity as lead lender and servicer, all rights with respect to the operation, management and maintenance of the Premises and the Improvements pending the disposition thereof in accordance with the provisions of this paragraph. The Co-Investing Participants shall promptly execute and deliver to the Lender all documents and instruments which may be reasonably requested or required by the Lender to enable the Lender to operate, manage and maintain the Premises and the Improvements and to effect a disposition thereof in accordance with the provisions of this paragraph. Without limiting the generality of the foregoing provisions, the Lender and the Co- Investing Participants shall undertake promptly upon any such taking of title, and shall thereafter diligently and expeditiously and in good faith negotiate, execute and deliver a partnership, operating, joint venture or other similar agreement setting forth the respective rights and obligations of the Lender and the Co-Investing Participants with respect to the Premises and the Improvements, which rights and obligations shall be substantially equivalent to the rights set forth in this Agreement. All reasonable out-of-pocket expenses actually incurred in connection with any action taken pursuant to the provisions of this paragraph shall be shared by the Lender and the Co-Investing Participants on a pro rata basis. The Lender and the Co-Investing Participants shall share in accordance with their respective undivided percentage interests in the Loan any losses, expenses, costs or liabilities (including, without limitation, reasonable attorneys' fees) sustained or incurred by the Lender or any Co-Investing Participant as a result of any action taken or not taken by the Lender in accordance with the provisions of this paragraph.

                  5. Approval of Documents. Each Co-Investing Participant represents and warrants for itself that it has examined and approved (i) the Note, the Mortgage and the other Security Documents, as the case may be, and such other of the Loan Documents as such Co- Investing Participant has deemed necessary or appropriate, (ii) the state of title to the Premises

736730.10
                                      -7-
reflected in the Title Insurance Policy, if any, described in Exhibit A attached hereto to the extent such Co-Investing Participant has deemed necessary or appropriate, (iii) the title insurance arrangements with respect to the Mortgage, if any, inclusive of the identity of the co- insuring and reinsuring title insurance companies, if any, and their respective levels and amounts of liability thereunder to the extent such Co-Investing Participant has deemed necessary or appropriate and (iv) other due diligence items regarding the Loan and the Premises and the Improvements to the extent such Co-Investing Participant has deemed necessary or appropriate.

                  6. Files and Records. The Lender shall keep and maintain at its offices, or the offices of its loan servicer, complete and accurate files and records of all matters pertaining to the Loan, which files and records shall be available for inspection and copying by the Co-Investing Participants and their respective employees and agents during normal business hours upon reasonable prior notice to the Lender. The Lender shall promptly upon request of any Co-Investing Participant deliver to such Co-Investing Participant such information with respect to the Loan, the Borrower, the Premises, the Improvements, or any Guarantor which may reasonably be requested by such Co-Investing Participant and which is otherwise within the Lender's reasonable ability to provide.

                  7. Other Security. So far as each Co-Investing Participant's undivided interest in the Loan is concerned, the security for the advances made pursuant to the Loan Documents shall include only that security specifically listed or described in the Loan Documents, together with any permitted substitutions therefor, and any additional security specifically pledged to secure the advances made pursuant to the Loan Documents. No Co-Investing Participant shall have any interest in any property or guaranty taken as security for any other loans made by the Lender to the Borrower (other than any such loans in which such Co-Investing Partiticipant otherwise owns an interest) or in any other property or guaranty now or hereafter in the Lender's possession or control which may be or become security for the undivided interest in the Loan held by the Lender by reason of the general description contained in such guaranty or in any general loan and collateral agreement or collateral note held by the Lender or by reason of applicable law now or hereafter in effect or otherwise, provided, however, that if any such property, guaranty or the proceeds thereof shall be applied in reduction of the Loan, then each Co-Investing Participant shall be entitled to receive its pro rata share of such application. Neither the Lender nor any other Co-Investing Participant shall have any interest in any property or guaranty taken as security for any other loans made by a particular Co-Investing Participant to the Borrower (other than any such loans in which the Lender of such other Co-Investing Partiticipant otherwise owns an interest) or in other property or guaranty now or hereafter in such Co-Investing Participant's possession or control which may be or become security for the undivided interest in the Loan held by such Co-Investing Participant by reason of the general description contained in such guaranty or in any general loan and collateral agreement or collateral note held by such Co-Investing Participant or by reason of applicable law now or hereafter in effect or otherwise, provided, however, that if any such property, guaranty or the proceeds thereof shall be applied in reduction of any portion of the Loan,

736730.10
                                       -8-
including, without limitation, any application in reduction of such Co-Investing Participant's undivided interest in the Loan, then the Lender and each other Co-Investing Participant shall be entitled to receive its pro rata share of such application.

                  8. Amounts Received by Co-Investing Participants. Each Co-Investing Participant agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Loan in excess of its pro rata share thereof, it will promptly remit to the Lender the amount of such excess, and Lender shall retain its share of such excess and shall promptly remit to the other Co-Investing Participants their respective shares in such excess, in each case pro rata in accordance with the respective undivided percentage interests of the Lender and such other Co-Investing Participants in the Loan and the Loan Documents or as otherwise provided on Exhibit B. The Lender agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Loan in excess of its pro rata share thereof, it will promptly remit to the Co-Investing Participants the amount of such excess, pro rata in accordance with the Co-Investing Participants' respective undivided percentage interests in the Loan and the Loan Documents or as otherwise provided on Exhibit B.

                  9. Assignments and Subparticipations. (a) The Lender shall, subject to the terms of this paragraph hereinafter set forth, have the right after the date of this Agreement to (i) pledge the entire Loan and Loan Documents, subject to the express right of the Co-Investing Participants' undivided interests in the Loan, to a third party lender in connection with any financing provided to the Lender, and such third party lender shall be permitted to exercise its remedies against the Lender and shall, at such third party lender's option, succeed to the interest of the Lender and be entitled to all of the rights and benefits of the Lender under the Loan and the Loan Documents, subject, however to the provisions of subparagraph (e) below (and any and all other applicable provisions of this Agreement), (ii) subject to the provisions of subparagraph (c) below (and any and all other applicable provisions of this Agreement), sell, in whole but not in part, its undivided interest in the Loan, and (iii) subject to the provisions of subparagraph (d) below (and any and all other applicable provisions of this Agreement), sell one or more subparticipation interests in the Lender's undivided interest in the Loan to any domestic or foreign banks, insurance companies, pension funds, trusts or other institutional lenders or other persons, parties or investors (including, but not limited to, grantor trusts, owner trusts, special purpose corporations, REMICs, real estate investment trusts or other similar or comparable investment vehicles) selected by the Lender and on terms satisfactory to the Lender, provided that if the Lender elects to subparticipate its interest in the Loan,
(x) the Lender and affiliates or subsidiaries of the Lender (specifically excluding EOPLP and its affiliates) shall at all times and until the Loan is paid in full retain an aggregate undivided interest in the Loan, which interest will not be subparticipated, in an amount not less than 20% of the outstanding principal balance of the Loan from time to time (the calculation of which retained amount shall be made without regard to any interest of the Lender in the Loan which has been pledged to a third party lender as provided in this Agreement), (y) the Lender shall remain the lead lender and servicer of the Loan as provided in this Agreement and (z) the Lender shall under no circumstance sell, transfer, assign, alienate or delegate to any

736730.10
                                       -9-
subparticipant any of the voting, consent or approval rights of the Lender with respect to the Loan, the Premises or the Improvements, the sale of undivided participation interests or subparticipations in the Loan, or any other matters provided for in this Agreement, and any purported assignment of such voting, consent or approval rights shall be void and not binding on the Co-Investing Participants. If the Lender elects to subparticipate its undivided interest in the Loan, no Co-Investing Participant shall in any event have any obligation to look to any person, party or entity (including, without limitation, any such bank, insurance company, pension fund, trust, other institutional lender, person, party or investor or affiliate or subsidiary of the Lender to whom the Lender has sold and assigned a participation interest in the Lender's undivided interest in the Loan from time to time) other than the Lender for the observance and performance by the Lender of its obligations under this Agreement including, without limitation, those set forth in paragraph 3 of this Agreement.

                  (b) Each Co-Investing Participant shall, subject to the terms of this paragraph herein set forth, have the right after the date of this Agreement to (i) subject to the provisions of subparagraph (c) below, sell, in whole but not in part, its undivided interest in the Loan and (ii) subject to the provisions of subparagraph (d) below, sell one or more subparticipation interests in such Co-Investing Participant's undivided interest in the Loan to any domestic or foreign banks, insurance companies, pension funds, trusts or other institutional lenders or other persons, parties or investors (including, but not limited to, grantor trusts, owner trusts, special purpose corporations, REMICs, real estate investment trusts or other similar or comparable investment vehicles) selected by such Co-Investing Participant and on terms satisfactory to such Co-Investing Participant, provided the Lender shall have the right to approve any proposed subparticipation by such Co-Investing Participant and the form of agreement between such Co-Investing Participant and each subparticipant (which approval will not be unreasonably withheld), and provided further that if such Co-Investing Participant elects to subparticipate its interest in the Loan,
(x) such Co-Investing Participant and affiliates or subsidiaries of the Co-Investing Participant shall at all times and until the Loan is paid in full retain an aggregate undivided interest in the Loan, which interest will not be subparticipated, in an amount greater than 50% of the undivided participation interest in the Loan held by such Co-Investing Participant on the date hereof (as such amount may be proportionately increased in connection with any approved future advances under the Loan) and (y) such Co-Investing Participant shall under no circumstance sell, transfer, assign, alienate or delegate to any subparticipant any of the voting, consent or approval rights of such Co-Investing Participant with respect to the Loan, the Premises or the Improvements, the sale of undivided participation interests or subparticipations in the Loan, or any other matters provided for in this Agreement, and any purported assignment of such voting, consent or approval rights shall be void and not binding on the Lender or the other Co-Investing Participants. If any Co-Investing Participant elects to subparticipate its undivided interest in the Loan, neither the Lender nor any other Co-Investing Participant shall in any event have any obligation to look to any person, party or entity (including, without limitation, any such bank, insurance company, pension fund, trust, other institutional lender, person, party or investor or affiliate or subsidiary of such Co-Investing Participant to whom such Co-Investing Participant has sold and assigned a

736730.10
                                       -10-
participation interest in such Co-Investing Participant's retained undivided interest in the Loan from time to time) other than such Co-Investing Participant for the observance and performance by such Co-Investing Participant of its obligations under this Agreement, including, without limitation, those set forth in paragraph 3 of this Agreement.

                  (c) Any and each sale or transfer by the Lender or any Co-Investing Participant of its undivided interest in the Loan shall be subject to the terms and provisions set forth in this subparagraph (c).

                           (i) If any party to this Agreement (an "Offeror") desires to sell or transfer its undivided interest in the Loan, such Offeror shall give written notice (the "Sale Notice") to the other parties to this Agreement (each an "Offeree"; collectively, the "Offerees") of its desire to do so and of the price and other terms under which the Offeror proposes to dispose of its undivided interest in the Loan, which Sale Notice shall constitute an offer on the part of the Offeror to sell to the Offerees the Offeror's undivided participation interest in the Loan, upon the terms and conditions set forth in such notice. Within ten (10) days after the giving of the Sale Notice by the Offeror, any one or more of the Offerees may give written notice (a "Response Notice") to the Lender, as agent and servicer, stating (x) that such Offeree or Offerees commit to purchase the Offeror's undivided interest in the Loan at the aggregate price and under the terms specified in the Sale Notice or (y) that such Offeree or Offerees elect to exercise their right of inclusion in such sale pursuant to clause (iii) below. Any Offeree that shall not have delivered a Response Notice within such 10-day period shall be deemed to have rejected the Offeror's offer to sell its undivided interest in the Loan to such Offeree, and the Offeror shall be free to sell its undivided interest in the Loan to one or more other Offerees that have delivered Response Notices electing to purchase all or a portion of such undivided interest in the Loan or to any other Person, subject to the terms, provisions and conditions set forth below in this paragraph (including, without limitation, clauses (iii), (v) and (vii) hereof). The Lender shall promptly notify the Offeror of any and all Response Notices and the respective contents thereof. If no Offeree has delivered a Response Notice to the Lender within such 10-day period, the Offeror shall be free to sell or transfer its undivided interest in the Loan to any Permitted Institutional Transferee, subject to the terms, provisions and conditions set forth below in this paragraph (including, without limitation, clauses (iii) and (v) hereof). The Offeror's undivided interest in the Loan, if it is the subject of Response Notices by more than one Offeree, shall be purchased and paid for by and divided among such Offerees in proportion to their respective percentage interests in the Loan, or as otherwise agreed among the Offerees that have committed to purchase the Offeree's undivided participation interest in the Loan as provided above in this clause (i). For purposes of this Agreement, the term "Permitted Institutional Transferee" shall mean an insurance company, bank, investment bank, savings and loan association, real estate investment trust ("REIT"), Real Estate Mortgage Investment Conduit ("REMIC"), trust company, commercial credit corporation, pension plan, pension fund

736730.10
                                      -11-
         or pension fund advisory firm, mutual fund or other investment company, governmental plan or entity, "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (other than a broker/dealer), or an institution substantially similar to any of the foregoing, or any entity wholly owned by any one or more of such institutions, in each case having not less than one billion dollars in assets and not less than $250,000,000 in equity.

                           (ii) Notwithstanding any provision to the contrary contained in clause (i) above, if, after the Offerees have declined, or have been deemed to have declined, the offer to purchase the Offeror's undivided participation interest in the Loan in accordance with clause
         (i) above, the proposed sale price of the Offeror's undivided interest to a third party shall be less than 90% of the price specified in the applicable Sale Notice, then the Offeror shall again offer to sell its undivided interest in the Loan to the Offerees, in accordance with the provisions of clause (i) above, before the Offeror may complete any such sale. Furthermore, the Offeror's undivided interest in the Loan shall again be subject to the provisions of clause (i) of this paragraph if, within ninety (90) days after the giving of the applicable Sale Notice, the Offeror shall not have completed the disposition of its undivided interest in the Loan as contemplated by such Sale Notice.

                           (iii) If and only if the Offeror is the Lender, any Co-Investing Participant not electing to purchase all or any portion of the Lender's undivided interest in the Loan pursuant to clause (i) above, may elect in the alternative, in a Response Notice delivered in accordance with the provisions of clause (i) above, to cause the Lender to offer to a third party purchaser such Co-Investing Participant's undivided interest in the Loan, together with the Lender' s undivided interest therein. It shall be a condition of the sale by the Lender of its undivided interest in the Loan to a third party that each Co-Investing Participant that so elects shall have the right to have its undivided participation interest in the Loan purchased by the purchaser of the Lender's undivided participation interest in the Loan, at the same price (adjusted proportionately in accordance with such Co-Investing Participant's percentage interest in the Loan, as compared with the Lender's) and on the same terms and conditions as specified in the Sale Notice.

                  (iv) If any one or more Offerees irrevocably commit to purchase the Offeror's undivided participation interest in the Loan in a Response Notice or Notices as contemplated by clause (i) above, the closing of such purchase shall take place at the principal place of business of the Offeror (or its attorneys) at 10:00 A.M. (New York City time) on the twentieth (20th) day following the date on which the Offeror delivered the Sale Notice, or if such day is not a Business Day, then the next day that is a Business Day. If any Offeree that has elected to purchase all or (in the event that more than one Offeree executes and delivers a Response Notice exercising such Offeree's right to purchase) a portion of the Offeror's undivided participation interest in the Loan

736730.10
                                      -12-
         in accordance with the provisions of this paragraph fails to purchase such participation interest pursuant to the provisions hereof, then such Offeree shall be in default under this Agreement, and the Offeror shall be entitled to exercise any and all rights and remedies available to it against such Offeree.

                  (v) No party to this Agreement shall be permitted to sell or transfer less than all of its undivided interests in the Loan (except for a sale of subparticipation interests as expressly provided in this paragraph). Any attempted transfer of any party's undivided participation interest in the Loan in violation of the terms of this paragraph shall be ineffective to vest in any transferee any interest in the Loan. Anything contained in this paragraph to the contrary notwithstanding, any purchaser or other transferee of an undivided participation interest in the Loan pursuant to this paragraph which purchaser or transferee is not the Lender or a Co-Investing Partcipant shall agree in writing in advance with the parties hereto to be bound by and comply with all applicable provisions of this Agreement and to assume in writing, upon the consummation of such purchase or transfer, the obligations of the transferor under this Agreement and shall thenceforth be deemed to be a Co-Investing Participant for all purposes of this Agreement.

                  (vi) Notwithstanding the foregoing, the provisions of clauses
         (i) through (v) above shall not apply to transfers or proposed transfers of undivided participation interests in the Loan (u) by EOPLP to (1) any entity (other than Capital Trust) in which EOPLP holds, directly or indirectly, an economic interest of greater than 50% (an "EOPLP Entity") or (2) any EOP-sponsored "Paper Clip" enterprise or any Affiliate or subsidiary thereof (it being understood and agreed that EOPLP and each EOPLP Entity shall have the right to transfer its undivided participation interest in the Loan to EOPLP or any other EOPLP Entity), (v) by GMIM to (1) one or more GM Pension Plans or (2) any entity in which GMIM holds, directly or indirectly, an economic interest of greater than 50% (a "GMIM Entity") (it being understood and agreed that GMIM and each GMIM Entity shall have the right to transfer its undivided participation interest in the Loan to GMIM or any other GMIM Entity), (w) by VRLP to (1) any entity in which VRLP holds, directly or indirectly, an economic interest of greater than 50% (a "VRLP Entity") or (2) Vornado Operating Inc. or any Affiliate or subsidiary of Vornado Operating Inc. (it being understood and agreed that VRLP and each VRLP Entity shall have the right to transfer its undivided participation interest in the Loan to VRLP or any other VRLP Entity) or (x) by the Lender to any Affiliate of the Lender, other than an Affiliate of Capital Trust the affairs of which are managed and controlled, directly or indirectly, by Samuel Zell or (y) by the Lender or any Co-Investing Participant to a Loan Pledgee (hereinafter defined) as contemplated by the provisions of subparagraph (e) below or (z) with respect to any undivided participation interest in the Loan acquired by a Loan Pledgee through the exercise of its remedies against the Lender or any Co-Investing Participant, by such Loan Pledgee to any other individual, corporation, partnership, business trust, trust, unincorporated association or

736730.10
                                      -13-
         other entity, or a governmental entity of any country (each a "Person"). For purposes of this Agreement, the term "Affiliate" shall have the meaning given to such term in Rule 405 under the Securities Act of 1933, as amended.

                  (vii) Notwithstanding any contrary or inconsistent provision contained in this Agreement, neither the Lender nor any of the Co-Investing Participants nor any of the respective successors or assigns of the foregoing (including without limitation any Loan Pledgee that acquires an undivided participation interest in the Loan as a result of such Loan Pledgee's realizing on its security interest therein and any transferee of any Loan Pledgee) shall transfer its respective interest in the Loan to any Person that is not a Permitted Institutional Transferee under any circumstances, except for (x) a transfer in accordance with the provisions of paragraphs 9(c)(i) through 9(c)(iv) of this Agreement to a Co-Investing Participant or to the Lender (as the case may be) pursuant to the exercise of its right of first offer to purchase such interest in the Loan as set forth hereinabove or (y) a transfer pursuant to and in accordance with the express provisions of paragraph 9(c)(vi) of this Agreement.

                  (d) Any and each sale of a subparticipation interest in the Loan by any party hereto shall be subject to the following provisions of this subparagraph (d).

                           (i) Any sale by the Lender of a subparticipation in its respective undivided interest in the Loan as provided in subparagraph (a) above shall be subject to the Co-Investment Right of each Co-Investing Participant. For purposes of this clause (i), the term "Co-Investment Right" shall have the meaning given to such term in the Co-Investment Agreement, modified as necessary to reflect an offering by the Lender to the Co-Investing Participants of a subparticipation interest in the Lender's undivided interest in the Loan, rather than a co-investment in the applicable Target Investment (as such term is defined in the Loan Agreement).

                           (ii) Any sale by a Co-Investment Participant of a subparticipation in its respective undivided interest in the Loan as provided in subparagraph (b) above shall be subject to the Co-Investment Right of each of the Lender and the other Co-Investing Participants. For purposes of this clause (ii), the term "Co-Investment Right" shall have the meaning given to such term in the Co-Investment Agreement, modified as necessary to reflect an offering by a Co-Investing Participant to Lender and the other Co-Investing Participants (rather than by Lender to the Co-Investing Participants) of a subparticipation interest in such Co-Investment Participant's undivided interest in the Loan, rather than a co-investment in the applicable Target Investment.

                           (iii) Each subparticipation agreement entered into between, on one hand, the Lender or any Co-Investing Participant (as the case may be) and, on the other hand, the purchaser or purchasers of a subparticipation in such party's undivided interest in the Loan shall incorporate the requirements of paragraph 9(d) of this Agreement

736730.10
                                      -14-
         relating to the rights of subparticipants. As a condition precedent to the delivery of any such subparticipation agreement by a Co-Investing Participant or the Lender (as the case may be), the terms and provisions of such agreement shall be subject to the approval of the other parties to this Agreement, which approval shall not be withheld, conditioned or delayed provided that such other parties shall be reasonably satisfied that the terms and provisions of such subparticipation agreement do not derogate the rights of such other parties to this Agreement or otherwise contravene the material terms and provisions of this Agreement.

                           (iv) Notwithstanding any contrary or inconsistent provision contained in this Agreement, neither the Lender nor any of the Co-Investing Participants shall under any circumstances sell or transfer a subparticipation interest in the Loan to any Person that is not a Permitted Institutional Transferee.

In no event shall the provisions of this subparagraph (d) be deemed to apply to any pledge by the Lender or any Co-Investing Participant of any of interest in the Loan to a Loan Pledgee as contemplated by the provisions of subparagraph (e) below. Any attempted transfer of a subparticipation interest in the Loan in violation of the terms and provisions of this paragraph shall be ineffective to vest in any transferee any direct or indirect interest in the Loan.

                  (e) Notwithstanding anything contained in this Agreement to the contrary:

                           (i) Each Co-Investing Participant hereby consents to the pledge by the Lender to (x) German American Capital Corporation, a Maryland corporation, or an affiliate thereof ("GACC"), (y) Morgan Stanley Mortgage Capital Inc. or Morgan Stanley & Co. International Limited or an affiliate thereof (collectively, "Morgan Stanley") or (z) any other entity which has extended a credit facility to the Lender, as the case may be (GACC, Morgan Stanley, or any entity described in the foregoing clause (z), a "Lender Loan Pledgee"), of all right, title and interest of the Lender in and to the Loan and the Loan Documents (subject to the Co-Investing Participants' respective undivided interests therein), as security for one or more advances by the applicable Lender Loan Pledgee to the Lender under any such credit facility.

                           (ii) The Lender and each of the Co-Investing
         Participants hereby consent to the pledge by any Co-Investing Participant to any entity which has extended a credit facility to such Co-Investing Participant or any of its Affiliates (any entity described in the foregoing provisions of this clause, a "Participant Loan Pledgee"; a Participant Loan Pledgee or Lender Loan Pledgee, as the case may be, shall hereinafter be referred to from time to time as a "Loan Pledgee"), of all right, title and interest of such Co-Investing Participant in and to the Loan and the Loan Documents (subject to the Lender's and the Co-Investing Participants' respective undivided interests therein), as security for one or more advances by the applicable Participant Loan Pledgee to such

736730.10
                                      -15-

         Co-Investing Participant (or Affiliate of a Co-Investing Participant) under any such credit facility.

                           (iii) The Lender and the Co-Investing Participants other than the Pledgor (as hereinafter defined), and any one or more of the foregoing, shall have the right, in the event that all of the undivided interest in the Loan of the Lender or any Co-Investing Participant (the Lender or any such Co-Investing Participant, as the case may be, the "Pledgor") is transferred or conveyed to a Loan Pledgee as a result of a default under a credit facility secured by a pledge of such interest, to purchase such undivided interest in the Loan for an aggregate purchase price equal to the amount of the Pledgor's undivided interest in the outstanding principal balance of the Loan, plus all interest and other sums due to the Pledgor with respect to such portion of the outstanding principal balance of the Loan, all as of the date of the closing of such purchase. Such right shall be exercisable by the Lender and the Co-Investing Participants (other than the Pledgor) as follows. Not later than sixty (60) days from and after the date of such transfer to the Loan Pledgee, the Lender and all of the Co-Investing Participants desiring to purchase such undivided interest in the Loan (excluding the Pledgor) shall confer and shall thereafter execute and deliver to such Loan Pledgee a notice (the "Pledgee Buyout Notice"). The execution and delivery of a Pledgee Buyout Notice shall create a binding obligation of the signatories thereto to purchase the undivided interest in the Loan of the Loan Pledgee in accordance with the provisions of this subparagraph. Such undivided interest in the Loan, if it is the subject of a Pledgee Buyout Notice executed and delivered by more than one party, shall be purchased by such parties and paid for and divided among such parties in proportion to their respective percentage interests in the Loan, or as otherwise agreed among such parties. The closing date of any such purchase from the Loan Pledgee shall be a date unanimously agreed upon by the Loan Pledgee and the Lender (if it has executed and delivered the Pledgee Buyout Notice) and all of the Co-Investing Participants that have elected to purchase from the Loan Pledgee such undivided interest in the Loan in accordance with the provisions of this subparagraph (e)(iii), but in any event no later than thirty (30) days from and after the last day of the 60-day period described above in this subparagraph. If neither the Lender nor any Co-Investing Participant delivers a Pledgee Buyout Notice within such 60-day period, then the Lender and all of the Co-Investing Participants (excluding the Pledgor) shall be deemed to have waived the right to purchase set forth herein, and the Loan Pledgee shall retain its undivided interest in the Loan and the Loan Documents, together with all of the rights and benefits and obligations that had, prior to such realization by the Loan Pledgee of its security interests therein, inured to and bound the Pledgor under and pursuant to the terms and provisions of this Agreement.

                  10. Withholding Taxes. In the event the Lender or the Borrower shall be required by law to deduct and withhold Taxes (as hereinafter defined) from interest, fees or other amounts payable to any Co-Investing Participant with respect to the Loan as a result of

736730.10
                                      -16-
such Co-Investing Participant constituting a Non-Exempt Person (as hereinafter defined), the Lender, in its capacity as lead lender and servicer, shall be entitled to do so with respect to such Co-Investing Participant's interest in such payment (all withheld amounts being deemed paid to such Co-Investing Participant), provided the Lender shall furnish such Co-Investing Participant a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for the purposes of assisting such Co-Investing Participant to seek any allowable credits or deductions for the Taxes so withheld in each jurisdiction in which such Co-Investing Participant is subject to tax. A "Non-Exempt Person" is any Person other than a Person that is either (i) a United States Person (as such term is defined in Section 7701(a)(30) of the United States Internal Revenue Code of 1986, as amended), or (ii) has on file with the Lender for the year involved such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of such Person, (b) the United States Internal Revenue Code of 1986, as amended, and as such may hereafter be amended, or (c) any applicable rules or regulations in effect under (a) or (b) above, permit the Lender to make such payments free of any obligation or liability for withholding. For the purposes of this paragraph, "Taxes" shall mean any income or other taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein. Each Co-Investing Participant for itself agrees to indemnify the Lender and the Borrower against and to hold the Lender and the Borrower harmless from any Taxes, interests, penalties and reasonable counsel fees arising from any failure of the Lender or the Borrower to withhold Taxes from payments made to such Co-Investing Participant in reliance upon any representation, certificate, statement, document or instrument made or provided by such Co-Investing Participant to the Lender or the Borrower in connection with the obligation of the Lender or the Borrower to withhold Taxes from payments made to such Co-Investing Participant, it being expressly understood and agreed that (i) the Lender and the Borrower shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, conclusory correctness, or validity of the same, and (ii) each Co-Investing Participant upon request of the Lender shall, at its sole cost and expense, defend any claim relating to the foregoing indemnification by counsel selected by such Co-Investing Participant and reasonably satisfactory to the Lender. Each Co-Investing Participant for itself represents to the Lender (and agrees that the Borrower may rely upon such representation) that it is not a Non-Exempt Person. Contemporaneously with the execution of this Agreement, and from time to time as necessary during the term of this Agreement, each Co-Investing Participant shall deliver to the Lender evidence reasonably satisfactory to the Lender substantiating that it is not a Non-Exempt Person and such other evidence as the Lender or the Borrower may reasonably request to establish that neither the Lender nor the Borrower is obligated under applicable law to withhold Taxes on sums paid to it with respect to the Loan or otherwise.


736730.10
                                      -17-

                  11. Reserve Requirements and Capital Adequacy. The Lender and the Co-Investing Participants agree that no proceeds realized on a foreclosure of the Mortgage or other Security Documents or otherwise with respect to the collateral held under the Loan Documents or any portion thereof or any sums received after the Debt (as hereinafter defined) has been declared due and payable shall be applied towards the payment of additional amounts due pursuant to the provisions of the Loan Documents regarding reserve requirements or capital adequacy, unless and until all other sums constituting part of the Debt have been paid in full, and any sums available for application towards additional amounts due under such provisions after the payment in full of the balance of the Debt shall be applied to the respective additional amounts due to the parties to whom such additional amounts are due in accordance with the provisions of the Note or any other Loan Documents on a proportionate basis, calculated in accordance with the respective additional amounts which are due. Any additional amounts charged to the Borrower pursuant to the terms and provisions of the Note or any other Loan Documents which amounts are paid by the Borrower prior to the Debt being declared due and payable shall be distributed to the parties to whom such additional amounts are payable in accordance with the applicable provision of the Note or other Loan Documents. If any Co-Investing Participant shall be entitled to receive additional amounts from the Borrower in accordance with the provisions of the Note or the other Loan Documents regarding reserve requirements or capital adequacy, such Co-Investing Participant (i) shall certify to the Lender in a timely manner the additional amounts due to it and the manner of calculation of such additional amounts, which certification may be relied upon by the Lender, and (ii) shall indemnify and agree to hold the Lender harmless from and against any loss, liability, cost or expense of any nature whatsoever which the Lender or any other Co-Investing Participant may incur as the result of any demand which is made on the Borrower for the payment of such additional amounts or as a result of the payment of any such additional amounts by the Borrower. The Lender shall not have the obligation to request the Borrower to pay any additional amounts pursuant to the Note or other Loan Documents regarding reserve requirements or capital adequacy insofar as such additional amounts pertain to any person or party to whom any Co-Investing Participant has assigned or subparticipated its undivided interest in the Loan pursuant to the provisions of this Agreement, and the Borrower shall not have the obligation to pay any such additional amounts pertaining to the capital adequacy or reserve requirements applicable to such person or party, unless the Lender shall agree to the contrary in its sole and absolute discretion. The Lender reserves the right, but in no event shall have any obligation, to purchase, or to arrange for the purchase of by another foreign or domestic bank, insurance company, pension fund, trust or other institutional Lender, the undivided interest in the Loan and the Loan Documents held by any Co-Investing Participant who requests the payment of additional amounts pursuant to the Note with respect to any period of time during which the Lender is not also requesting payment for its own account of comparable amounts for a purchase price equal to the funded principal amount of such Co-Investing Participant's undivided interest in the Loan plus interest accrued and unpaid thereon and other sums due with respect thereto, which right of purchase may be enforced by the Lender in an action for specific performance and shall remain in effect for so long as such Co-Investing Participant is requesting payment of such additional amounts. The term "Debt" as

736730.10
                                      -18-
used in this paragraph shall mean all principal, interest or other sums of any nature whatsoever which may or shall become due and payable in accordance with the provisions of the Note, the Mortgage, the Security Documents and the other Loan Documents.

                  12. Entire Agreement. This Agreement (together with the Exhibits attached hereto) contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, and supersedes any previous agreements and understandings between the parties with respect to those matters.

                  13. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

                  14. Notices. All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent by telecopy, or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed or sent by overnight courier service, on the third (3rd) Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:

                  If to the Lender:

                           Capital Trust
                           605 Third Avenue - 26th Floor
                           New York, New York 10016
                           Attention:   Loan Administration
                                        Peter Ginsberg, Esq.
                                        John Felletter
                            Facsimile: (212) 655-0044

                  with a copy to:

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, New York  10022
                           Attention:   John A. Cahill, Esq.
                           Facsimile:   (212) 856-7801

                  If to VRLP to:

                           Vornado Realty L.P.
                           c/o Vornado Realty Trust
                           Park 80 West, Plaza II

736730.10
                                      -19-

                           Saddle Brook, New Jersey  07663
                           Attention:    Wendy Silverstein
                           Facsimile:    (201) 587-0600

                  with a copy to:

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York  10004-2498
                           Attention:    Alan J. Sinsheimer, Esq.
                           Facsimile:    (212) 558-3588

                  If to EOPLP to:

                           EOP Operating Limited Partnership
                           Two North Riverside Plaza
                           Chicago, Illinois  60606
                           Attention:    Stanley M. Stevens, Esq.
                                         Richard D. Kincaid
                            Facsimile: (312) 559-5009

                  with a copy to:

                           Rosenberg & Liebentritt, P.C.
                           Two North Riverside Plaza, Suite 1600
                           Chicago, Illinois  60606
                           Attention:    Jonathan D. Wasserman, Esq.
                           Facsimile:    (312) 454-0335

                  If to GMIM:

                General Motors Investment Management Corporation
                           767 Fifth Avenue
                           New York, New York  10004
                           Attention:     Jamie Behar
                           Facsimile:     (212) 418-3651


736730.10
                                      -20-
                  with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York  10153
                           Attention:    Gerald S. Backman, Esq.
                           Facsimile:    (212) 310-8007

or at such other address as the addressee may have furnished in writing to the sender as provided herein.

                  15. Undivided Interests Not Securities. The undivided interest in the Loan sold by the Lender to the Co-Investing Participants shall not be deemed to be securities within the meaning of the Securities Act of l933, as amended, or the Securities Exchange Act of l934, as amended. No representations with respect to the Loan, the Borrower or any Guarantor have been made by the Lender to the Co-Investing Participants except those, if any, contained herein and except those representations, if any, heretofore made by the Lender to the Co-Investing Participants in writing.

                  16. Parties' Intent. It is the intent and purpose of the parties hereto that this Agreement represent a sale by the Lender to the Co-Investing Participants of undivided interests in the Loan and the Loan Documents and the rights, benefits and obligations arising therefrom. This Agreement shall not be deemed to represent a pledge of any interest in the Loan by the Lender to the Co-Investing Participants, or a loan from the Co-Investing Participants (or any of them) to the Lender.

                  17. Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

                  18. Counterparts. This Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement.

                  19. Severability. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

                  20. Amendment; Waiver. This Agreement shall not be modified, amended or terminated, except by an agreement in writing signed by the parties hereto. Any party may waive compliance by another with respect to any of the provisions of this Agreement. No

736730.10
                                      -21-
waiver of any provision hereof shall be construed as a waiver of any other provision. A waiver must be in writing.

                  21. Successors and Assigns. This Agreement and all of the provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                  22. Due Execution. The Lender and each Co-Investing Participant respectively represents for itself that this Agreement has been duly executed and delivered by it and constitutes its binding and enforceable obligation in accordance with its terms.

                  23. Trustees. The Co-Investing Participants acknowledge and agree that the trustees of the Lender shall have no personal liability hereunder to any Co-Investing Participant and any obligation of the Lender hereunder to any Co-Investing Participant or Co-Investing Participants shall be satisfied solely from the assets of the Lender.









                         [Signatures begin on next page]

736730.10
                                      -22-

                  IN WITNESS WHEREOF, the Lender and the Co-Investing Participants have caused this Agreement to be duly executed as of the day and year first above written.


                         LENDER:

                         CAPITAL TRUST


                         By:
                            ------------------------------------------
                            Name:
                            Title:


                         CO-INVESTING PARTICIPANT[S]:

                         VORNADO REALTY L.P.

                         By: Vornado Realty Trust, its general partner


                             By:
                                -------------------------------------
                                Name:
                                Title:


                         EOP OPERATING LIMITED PARTNERSHIP

                         By: Equity Office Properties Trust, its general partner


                             By:
                                -------------------------------------
                                Name:
                                Title:


                         GENERAL MOTORS INVESTMENT MANAGEMENT
                         CORPORATION


                         By:
                            -----------------------------------------
                            Name:
                            Title:

                                    ADDENDUM

The parties will endeavor in good faith to negotiate a mechanism, or series of mechanisms, reasonably acceptable to the parties, such that if the parties fail to reach unanimous consent with respect to any matter on which unanimous consent by the Co-Investing Participants and the Lender is required, such disagreement will trigger: (i) a buyout right as between two differing Co-Investing Participants and (ii) a buyout right as between the Co-Investing Participant (if there is only one) or the remaining Co-Investing Partcipant (if such Co-Investing Participant has previously purchased the interest of another, dissenting Co-Investing Participant) and the Lender.

                                    EXHIBIT A


         Co-Investment Agreement: That certain Co-Investment Agreement, dated as of July __, 1998, by and among Capital Trust, Vornado Realty L.P., EOP Operating Limited Partnership and General Motors Investment Management Corporation, as agent for the GM Pension Plans.

         Improvements:

         Loan Documents: Collectively, the Note, the Mortgage, the Security Documents and all other documents and instruments of any nature whatsoever now or hereafter executed and delivered in connection with the Loan, or otherwise relating thereto, as all of the same may be modified and amended from time to time after the date of this Agreement.

         Mortgage:

         Note:

         Premises:

         Security Documents:

         Title Insurance Policy:

                                    EXHIBIT B

Loan Reference Name or
Number:                                           ______________________________

Outstanding Principal Balance
of Loan as of __/__/__1:                          $_____________

Maximum Amount of Increase
in Principal for Protective Advances:    ***[$________ per advance; $_________
                                         in the aggregate during the term of the
                                         Loan]***

Interests of Lender and
Co-Investment Participants;
Other Key Features:


               Principal           Percentage          Interest
Name           Amount              Interest            Rate             Fees2
----           ---------           ----------          --------         -----

Lender         $                       %


[VRLP]         $                       %


[EOPLP]        $                       %


[GMIM]         $                       %

--------

1 Insert date of Agreement or, if different, date of purchase of participation interests.

2 Include other material features of participation arrangements for this particular transaction, as applicable, e.g., the obligations of the Co-Investing Participants with respect to future advances under the Loan, if contemplated, increases in the interest rate, etc.